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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          As independent public accountants we hereby consent to the use of our reports dated February 28, 1996, on our audits of the consolidated financial statements of Boston Chicken, Inc. and subsidiary, and to all references to our firm included in or made a part of this registration statement on Form S-3.

                              ARTHUR ANDERSEN LLP

                              /s/ Arthur Andersen LLP

Denver, Colorado
March 5, 1997